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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 18, 2006, the Board of Directors of MetLife, Inc., a Delaware corporation (the "Company"), approved changes to the compensation of non-management directors, effective April 25, 2006, the date of the Company's 2006 annual shareholders meeting. A summary of the new non-management director compensation is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On January 18, 2006, the Company issued a press release announcing the date of its 2006 annual shareholders meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)          Exhibits.

        10.1    Summary of Non-Management Director Compensation.

        99.1 Press release of MetLife, Inc., dated January 18, 2006, announcing the date of its 2006 annual shareholders meeting.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: January 20, 2006

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                              EXHIBIT
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  10.1    Summary of Non-Management Director Compensation.

  99.1 Press release of MetLife, Inc., dated January 18, 2006, announcing the date of its 2006 annual shareholders meeting.